SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
CONVERTIBLE NOTES PAYABLE
18. SUBSEQUENT EVENTS

During October 2020, the Company entered convertible promissory notes with investors of the Company with a face value of $450,000 (“the Notes”) for a total of $450,000 cash proceeds. The Notes have a beneficial conversion feature valued at $221,250, which is recorded as a discount. The total discount on the Notes will be amortized over the life of the Notes and recorded as interest expense. The notes have an interest rate of 8% and is payable in full in twenty-four months with interest payable quarterly and twelve months after issuance, 1/12 of the principle will be due monthly. The principle and interest of the note is convertible into the Company’s common stock at a purchase price of the lesser of $0.40 per common share at any time after issuance or 25% of the common stock price of a Qualified Offering.

Subsequent to September 30, 2020, the Company issued 1,250,000 shares of common stock valued at $0.35 per share for consulting services to be rendered over the next 18 months.

Subsequent to September 30, 2020, the Company issued a warrant to a consultant to purchase up to 750,000 shares of common stock at a per common share price of $0.625 per common share. The consulting contract is eighteen months and the warrant term is eighteen months. The warrant vested immediately. Total value of this warrant was approximately $174,000.

In December 2019, a novel strain of coronavirus (COVID-19) surfaced. The spread of COVID-19 around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Company is unable to determine if it will have a material impact to its operations.